UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMA	Nasdaq Global Market

Item 2.02	Results of Operations and Financial Condition

On December 6, 2022, ADMA Biologics, Inc. (the “Company”) issued a press release announcing preliminary estimates for its total revenue for the quarter- and year-ended December 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

 Underwritten Equity Offering

On December 6, 2022, the Company issued a press release announcing that it has commenced an underwritten public offering of its common stock. The Company intends to grant the underwriters of the offering a 30-day option to purchase up to an additional 15 percent of the number of shares of common stock sold in connection with the offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Neither the disclosures on this Current Report on Form 8-K nor the exhibits hereto shall constitute an offer to sell or the solicitation of an offer to buy the securities described herein and therein, nor shall there be any sale of such securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Recent Developments

Morgan Stanley Strategic Alternatives Process Update

As an update to the Company’s strategic alternatives process, the Company continues to explore strategic alternatives with Morgan Stanley acting as its financial advisor, while also continuing to execute on its business plan of growing revenues, gross profit, improving profit margins and narrowing net losses on its pathway to profitability (forecasted for the first quarter of 2024).  During the ongoing strategic review process, the Company received several, non-binding acquisition offers, which the Company’s Board of Directors determined, in consultation with Morgan Stanley, did not provide sufficient value for the business, based on the Company’s strengthening fundamentals as a result of its continued execution.  The Company plans to continue to evaluate strategic alternatives with Morgan Stanley’s assistance and will entertain and evaluate inbound inquiries and opportunities.

Risk Factor Update

The following risk factor is provided to update and supplement the risk factors of the Company previously disclosed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022.

“To date, the Company has a history of losses and has historically needed to raise, and in the future may be required to raise, additional capital to operate its business.

Our long-term liquidity depends upon our ability to grow our commercial programs, expand our commercial operations at the Boca Facility, improve our supply-chain capabilities, improve production yields, provide more control and visibility for timing of commercial product releases, continue to build out our commercial infrastructure and meet our ongoing obligations. In addition, our end-to-end production cycle from procurement of raw materials to commercial release of finished product can take between seven and 12 months or potentially longer, requiring substantial investments in raw material plasma and other manufacturing materials.

The Company currently anticipates, based upon its projected revenue and expenditures, that its current cash, cash equivalents and accounts receivable, together with the estimated net proceeds of this offering, will be sufficient to fund its operations to cashflow positive, anticipated to be no later than the first quarter of 2024, at which time the Company believes it will begin to generate positive cash flow from operations. This time frame may change based upon how quickly the Company is able to execute on its commercialization efforts and operational initiatives and whether or not the assumptions underlying its projected revenues and expenses are correct. The Company anticipates that it will not be able to generate a sufficient amount of product revenue to achieve profitability until the beginning of 2024. If the Company is unable to raise additional capital if needed, it may have to delay, curtail or eliminate its commercialization efforts as well as product development activities. Even if the Company is able to raise additional capital, such equity or debt financings may only be available on unattractive terms, resulting in significant dilution of stockholders’ interests and, in such event, the value and potential future market price of our common stock may decline. In addition, if the Company raises additional funds through license arrangements or through the disposition of any of its assets, it may be necessary to relinquish potentially valuable rights to its product candidates or assets or grant licenses on terms that are not favorable to the Company.

The Company also continues to evaluate a variety of strategic alternatives through its ongoing engagement with Morgan Stanley. The Company will communicate material developments as required by the SEC. The exploration of value-creating opportunities remains a top corporate priority for ADMA.

Historically, the major source of the Company’s cash has been from proceeds from various public offerings of its common stock and the issuance of debt securities. The actual amount of cash that the Company will need is subject to many factors. There can be no assurances that additional financing will be available if needed or that management will be able to obtain financing on terms acceptable to the Company or that the Company will become profitable and generate positive operating cash flow.”

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about the Company. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain such words as “estimate,” “project,” “intend,” “forecast,” “target,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “should,” “could,” “would,” “may,” or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements include, but are not limited to, statements about the Company’s preliminary financial updates for the quarter- and year-ended December 31, 2022 and discussions about the underwritten public offering. Actual events or results may differ materially from those described in this press release due to a number of important factors. Current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this press release will prove to be accurate. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause the Company’s actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 6, 2022
99.2	Press Release, dated December 6, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 6, 2022	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer